EXECUTION COPY

SECURITIES PURCHASE AGREEMENT

DATED AS OF SEPTEMBER 15, 2004

by and between

MEDAREX, INC.

and

PFIZER OVERSEAS PHARMACEUTICALS

EXECUTION COPY

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”), is made as of September 15, 2004 (the “Effective Date”), by and between Medarex, Inc., a corporation organized and existing under the Laws of the State of New Jersey (the “Company”), and Pfizer Overseas Pharmaceuticals, a private unlimited liability company organized and existing under the laws of Ireland (the “Purchaser”).

WHEREAS, the Company and Pfizer Inc, the sole shareholder of the Purchaser (“Pfizer”), have entered into a License Agreement, dated of even date herewith (the “Allison License Agreement”);

WHEREAS, in connection with the Allison License Agreement, Pfizer has agreed, among other things, that the Purchaser would make an equity investment in the Company in accordance with the terms and conditions of this Agreement;

WHEREAS, the Company desires to sell to the Purchaser and the Purchaser desires to purchase from the Company shares (the “Shares”) of the Company’s common stock, par value $.01 per share (the “Common Stock”); and

WHEREAS, the Purchaser wishes to purchase the Shares on the terms and subject to the conditions set forth herein.

NOW THEREFORE, in consideration of the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Company and the Purchaser hereby agree as follows:

ARTICLE I

ISSUANCE AND SALE OF THE SHARES

1.1	Authorization of Issuance and Sale and Delivery of the Shares; Purchase Price.

Subject to the terms and conditions hereof, the Company has authorized the issuance and sale to the Purchaser of the Shares (the “Offering”) and the Purchaser has agreed to purchase the number of Shares that can be purchased for an aggregate purchase price of Thirty Million United States Dollars ($30,000,000) (the “Purchase Price”) based on a purchase price per Share equal to 104.9% of the average of the closing sale prices of the Common Stock on the NASDAQ National Market on the ten (10) consecutive trading days ending three (3) Business Days prior to the Effective Date (the “Per Share Purchase Price”). Such number of Shares shall be equal to the quotient determined by dividing Thirty Million United States Dollars ($30,000,000) by the Per Share Purchase Price.

1.2	The Closing of the Sale of the Shares.

The closing (the “Closing”) shall take place at the offices of the Company on the date which is three (3) business days subsequent to the Effective Date, or at such other time as may be agreed upon between the Purchaser and the Company. At the Closing, on the terms and subject to the conditions contained herein, the Company shall issue, sell and deliver to the Purchaser, and the Purchaser shall purchase from the Company, the Shares free and clear of any Liens, claims, charges and encumbrances whatsoever, with no restrictions on the voting rights or the transfer thereof (in each case other than pursuant to the terms of this Agreement) and with other incidents of record and beneficial ownership pertaining thereto, against payment of the Purchase Price therefor by wire transfer to the account specified in Section 2.1(a) below.

ARTICLE II

THE CLOSING

2.1	Deliveries at the Closing.

(a)	At the Closing, the Purchaser shall deliver the Purchase Price to the Company by wire transfer in immediately available funds to the following account:

Chase Manhattan Bank, New York

ABA # 021000021

Fao: Merrill Lynch Pierce Fenner & Smith.

Acct. # 9304019012

For further credit to Medarex II, acct. # 51U-33875

(b)	At the Closing, the Company will deliver to the Purchaser a certificate or certificates, registered in the Purchaser’s name, representing the number of shares of Common Stock to be purchased by the Purchaser determined as specified in Section 1.1 above, against payment of the Purchase Price therefor.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to the Purchaser that, except as set forth on a Schedule of Exceptions attached hereto as Exhibit A, which exceptions shall be deemed to be part of the representations and warranties made hereunder, the following are true:

3.1	Organization, Good Standing and Qualification.

The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey. The Company has all requisite corporate power and authority and holds all licenses, permits, and other required authorizations from government authorities necessary to conduct its business as now conducted, and to own and operate its properties and assets, and is duly qualified to transact business and is in good standing in each jurisdiction in which it conducts its business except where the failure to so qualify would not have a Material Adverse Effect on the Company.

3.2	Authorized Capitalization, Outstanding Shares.

The authorized capitalization of the Company consists of 200,000,000 shares of Common Stock, par value $.01 per share and 2,000,000 shares of Preferred Stock par value $1.00 per share. As of July 31, 2004, the Company has: (i) 79,613,842 shares of Common Stock issued, of which 79,271,264 are outstanding; (ii) 16,890,364 shares of Common Stock reserved for issuance pursuant to employee stock options, incentive, stock purchase and other employee benefit plans; (iii) 21,875,353 shares of Common Stock reserved for issuance upon the conversion of $146,986,000 aggregate principal amount of the Company’s 4.25% Convertible Senior Notes due 2010; and (iv) 10,936,935 shares of Common Stock reserved for issuance upon the conversion of $150,000,000 aggregate principal amount of the Company’s 2.25% Convertible Senior Notes due 2011. No shares of Preferred Stock have been issued. Except as set forth above, as of the Effective Date, there are no outstanding options, warrants or other rights calling for the issuance of, nor is there any commitment, plan or arrangement to issue, any shares of capital stock of the Company nor does any person have the right, contractual or otherwise, to cause the Company to sell or otherwise issue to them any shares of capital stock of the Company.

All the outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and are free of any preemptive or similar rights and were issued and sold in compliance with all applicable federal and state securities laws.

3.3	Authorization; Enforceability.

All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance (or reservation for issuance) and delivery of the Common Stock sold hereunder has been taken. This Agreement has been duly executed and delivered by the Company and this Agreement constitutes valid and legally binding obligations of the Company, enforceable against the Company in accordance with its terms and conditions, except as enforceability thereof may be limited by and applicable bankruptcy, reorganization, insolvency or other Laws affecting creditors’ rights generally or by general principles of equity.

3.4	Disclosure.

The Company has fully provided the Purchaser with all of the information which the Purchaser has requested with respect to Purchaser’s decisions as to whether to purchase the Shares. This Agreement does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements herein not misleading in light of the circumstances under which they were made.

3.5	Compliance With Other Instruments.

The Company is not in material default in the performance or observance of any material obligation, agreement or condition contained in any bond or debenture or any other evidence of indebtedness or any indenture or loan agreement to the Company or any other material mortgage, deed of trust, lease, franchise, permit, authorization, license, contract, instrument or other agreement or any order, judgment or decree to which the Company is a party or by which the Company or any of its properties or Assets is bound or encumbered which, with respect to each of the foregoing, could have a Material Adverse Effect on the Company. The Company is not in material violation of its Organizational Documents. Neither the sale of the Shares, nor the execution and delivery hereof, nor the fulfillment of the terms herein set forth and the consummation of the transactions herein contemplated, will (i) conflict with or constitute a material breach of, default under or violation of the Organizational Documents of the Company, or any of the agreements, instruments, orders, judgments or decrees described in the first sentence of this Section 3.5, or (ii) result in the creation or imposition of any material lien, charge or encumbrance upon any substantial portion of the property or Assets of the Company, which, with respect to each of the foregoing, could have a Material Adverse Effect on the Company. The execution, delivery and performance of this Agreement by the Company does not, and the performance of this Agreement by the Company will not, require any Consent, approval, authorization, or permit of, or filing with or notification to, any Governmental Entity.

3.6	Finders.

The Company has not retained any investment banker, broker or finder in connection with the purchase of the Shares who or which has acted on behalf, or under the authority of, the Company or any of its stockholders, who or which will be entitled to any fee or commission directly or indirectly from the Company or any of its stockholders, in connection with any of the transactions contemplated hereby. The Company will indemnify and hold the Purchaser harmless against any liability, settlement or expense arising out of, or in connection with, any claim from any investment banker, broker or finder in connection with this Agreement.

3.7	Taxes.

The Company has filed all required federal and New Jersey tax returns and reports and, to the best of the Company’s knowledge, all other state and foreign tax returns and reports required to be filed, and has paid, or has made adequate provision or set up an adequate accrual or reserve for the payment of, all taxes, interest and penalties due and payable in respect to the periods for which returns are due, and has established an adequate accrual or reserve for the payment of all income, franchise, property, sales, employment or other taxes payable in respect of the period subsequent to the last of such periods required to be so accrued or reserved (except in either case in an amount that is not material), and to the best of the Company’s knowledge, the Company has no material liability for taxes in excess of the amount so paid or accruals or reserves so established. The Company is not delinquent in the payment of any tax, assessment or governmental charge and is not delinquent in the filing of any tax returns, and no deficiencies for any tax, assessment or governmental charge have been threatened, claimed, proposed or assessed.

3.8	Litigation.

There is not now pending, or to the knowledge of the Company, threatened, any litigation, action, suit, claim, investigation or proceeding to which the Company is or will be a party or otherwise affecting the Company or any of its properties, assets or benefit plans or any fiduciary of any such plan before or by any court or governmental agency or body, board or panel which, individually or in the aggregate, if adversely determined, would result in any Material Adverse Effect on the Company, and no labor disturbance by the employees of the Company exists or is imminent which might be expected to have a Material Adverse Effect on the Company.

3.9	Compliance With Law.

The Company has complied in all material respects with all applicable laws, judgments, Orders, rules, statutes and regulations of the United States and of all states, municipalities and agencies and of all foreign countries in respect of the conduct of its business and has obtained all governmental authorizations necessary for the conduct of its business as presently conducted or the ownership of its property except where the failure to obtain such authorizations, individually or in the aggregate, would not have a Material Adverse Effect on the Company.

3.10	Subsidiaries, Joint Ventures, Etc.

Except as set forth in the SEC Documents (as defined below), the Company does not have any material investment or other ownership interest in any other corporation, joint venture, general partnership, limited partnership or other business entity.

3.11	SEC Documents, Financial Statements.

The Company has filed all forms, reports and documents required to be filed by it with the Securities and Exchange Commission (the “SEC”) since January 1, 2001 (collectively, the “SEC Documents”). As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Securities Act of 1933, as amended (the “Securities Act”), and none of the SEC Documents when filed contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein not misleading in light of the circumstances under which they were made, except to the extent corrected by a subsequently filed SEC Document. The financial statements included in the SEC Documents (the “Financial Statements”) comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) and fairly present the consolidated financial position of the Company as of the dates thereof and the results of operations, stockholders’ equity and cash flows of the periods then ended (subject, in the case of unaudited statements, to normal, recurring audit adjustments). Since the most current date of any of the SEC Documents, there has been no material event with regard to the business or financial condition of the Company except as indicated on schedule of exceptions attached.

3.12	Valid Issuance.

The Shares purchased hereunder, when issued, sold, paid for and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and not subject to any preemptive rights, rights of first refusal or other similar rights and will be free and clear of all liens, charges and encumbrances, adverse claims and options of any nature other than any such lien, charge, encumbrance or adverse claim arising by, through or under Purchaser, and will be issued in compliance with applicable federal and state securities laws.

3.13	No Restrictions.

No judgment, injunction, Order or decree restricts, prevents or prohibits the consummation of the Closing.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

The Purchaser hereby represents and warrants to the Company that the following are true:

4.1	Experience; Accredited Investor Status.

The Purchaser acknowledges that the Shares have not been registered under the Securities Act and any rules or regulations promulgated thereunder or any securities laws and regulations of any state of the United States or other domestic or foreign jurisdiction (collectively, the “Securities Laws”); they are being offered and sold pursuant to an exemption from registration under the Securities Act based in part upon the Purchaser’s representations and warranties contained in this Agreement, including, without limitation, the following: (i) Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of an investment in the Company; (ii) Purchaser acknowledges that it must bear the economic risk of this investment indefinitely unless the Shares are registered under the Securities Act or an exemption from registration is available; (iii) Purchaser is an “accredited investor” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act; and (iv) Purchaser has had access to such information concerning the Company as it has considered necessary in connection with its investment decision to acquire the Shares. The Purchaser acknowledges that it has had an opportunity to discuss with, ask questions of and receive answers from representatives of the Company regarding the Company’s business, management and financial affairs and the terms and conditions of its investment in the Company and to obtain any additional information that the Company possesses or can acquire without unreasonable effort or expense necessary to verify the accuracy of the information furnished in accordance herewith to the extent Purchaser has deemed necessary to enable it to make an informed investment decision to acquire the Shares. The Purchaser further acknowledges that: (w) Purchaser has received, via EDGAR, and has reviewed and considered such SEC Documents and the information (including all financial information) relating to the Company contained therein, as it deems relevant for the purpose of making an investment in the Shares; (x) it has made its own investigation of the Company, the Company’s business, management and financial affairs, and the terms and conditions of Purchaser’s investment in the Company; (y) Purchaser has been granted access to and reviewed and considered all information it deems relevant in making a decision to purchase the Shares; and (z) Purchaser has not relied on any other information supplied by the Company. The

Purchaser has consulted its own investment and/or legal and/or tax advisors to the extent it has deemed such consultation necessary or advisable.

4.2	Compliance With United States Securities Laws.

Purchaser understands and acknowledges that (a) the Shares have not been and will not be registered under the Securities Act, and may not be offered or sold in the United States or to, or for the account or benefit of, any “U.S. person” (as defined in Regulation S of the Securities Act), unless such Shares are registered under the Securities Act and any applicable state securities or blue sky laws or such offer or sale is made pursuant to exemptions from the registration requirements of such laws, (b) the Shares are being offered and sold pursuant to the terms of Regulation S under the Securities Act, which permits securities to be sold to non “U.S. persons” in “offshore transactions” (as defined in Regulation S), subject to certain terms and conditions, (c) the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgements and understandings of the Purchaser set forth herein in order to determine the availability of the exemptions from registration under the Securities Act relied upon by the Company and the suitability of the Purchaser to acquire the Shares; (d) the Shares have been offered and sold to the Purchaser in an “offshore transaction” and Purchaser has not engaged in any “directed selling efforts”, as each such term is defined in Regulation S, and (e) in the view of the SEC, the statutory basis for the exemption from registration claimed for this Offering would not be present if the Offering of the Shares, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the Securities Act and, accordingly, the Purchaser is making the representations and warranties in this Article IV to evidence its compliance with the applicable requirements of the Securities Act and that its participation in such Offering is not a part of any such plan or scheme.

4.3	Status of Purchaser.

(a)	Purchaser is not a “U.S. person” (as defined in Regulation S) and Purchaser has no present intention to sell any of the Securities in the United States or to a U.S. person or for the account or benefit of a U.S. person either now or promptly after expiration of the Lock-Up Period.

(b)	The Shares to be received by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof. By executing this Agreement, the Purchaser further represents and warrants that the Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Shares.

4.4	Restrictions on Resale.

(a)

The Purchaser understands that the Shares are characterized as “restricted securities” under the Securities Laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. The Purchaser is familiar with Rule 144, as presently enacted under the Securities Act, and understands the resale limitations imposed thereby and by the Securities Act. The Purchaser understands that the Shares will be subject to certain limited rights of resale (after the expiration of the appropriate holding period) pursuant to the terms of Rule 144, provided all of the terms and conditions of such Rule have been met. The Company shall use reasonable efforts to ensure the continued availability of such Rule. The Purchaser is aware that the certificates representing the Shares will bear the legend specified in Section 4.5 below. The Purchaser consents to the issuance of stop transfer instructions to the Company’s transfer agent in order to maintain compliance with those restrictions.

(b)	The Purchaser understands and acknowledges that the Shares have not been registered for sale under the Securities Act or under certain state securities laws, in reliance upon exemptions therefrom for nonpublic offerings. The Purchaser understands that the Shares must be held indefinitely unless the sale thereof is subsequently registered under the Securities Act and under certain state securities laws or an exemption or exemptions from such registration are available. The Purchaser further understands that the Company is under no obligation to register the Shares on its behalf.

(c)	During the Lock-Up Period, Purchaser shall not engage in any activity for the purpose of, or which may reasonably be expected to have the effect of, conditioning the market in the United States for the Shares or directly or indirectly offer, sell, transfer, pledge or otherwise dispose of the Shares, any interest therein in the United States or to, or for the account or benefit of, a “U.S. person” (as defined in Regulation S). Purchaser hereby also agrees that it shall not, either directly or indirectly, sell short the Company’s Shares of Common Stock in the United States or engage in any other hedging activities in the United States during the Lock-Up Period and it has not made any such sale in anticipation of purchasing the Shares.

(d)	Purchaser understands that the Shares or any interest therein are only transferable on the books and records of the Transfer Agents and Registrar of the Common Stock of the Company. Purchaser further understands that the Transfer Agents and Registrar will not register any transfer of the Shares or any interest therein which the Company in good faith believes violates the restrictions set forth herein.

(e)

Unless registered under the Securities Act, any proposed offer, sale, transfer, pledge or other disposition of any of the Shares or any interest therein shall be subject to the condition that Purchaser must deliver to the Company (i) a written certification that neither record nor beneficial ownership of the Shares or any interest therein, as the case may be, has been offered or sold in the United States or to, or for the account or benefit of, any “U.S. person” (as defined in Regulation S), (ii) a written certification of the proposed transferee that such transferee (or any account for which such transferee is acquiring such Shares or any interest therein, as the case may be) is not a “U.S. person” (as defined in Regulation S), that such transferee is acquiring such Shares or such interest therein, as the case may be, for such transferee’s own account (or an account over which it has investment discretion) and for investment and not with a view to a distribution, and that such transferee is knowledgeable of and agrees to be bound by the restrictions on re sale set forth in this section and Regulation S, and (iii) a written opinion of United States counsel, in form and substance satisfactory to the Company, to the effect that the offer, sale, transfer, pledge or other disposition of such Shares, or any interest therein, as the case may be, are exempt from registration under the Securities Act and any applicable state securities or blue sky laws.

(f)	Purchaser will not, directly or indirectly, voluntarily offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) the Shares or any interest therein otherwise than in compliance with the Securities Act, any applicable state securities or blue sky laws and any applicable securities laws of jurisdictions outside the United States, and the rules and regulations promulgated thereunder.

(g)	The Offering and the acquisition of the Shares by the Purchaser pursuant to the terms of this Agreement do not violate any provision of any applicable securities laws of Ireland.

4.5	Legends.

Purchaser agrees for the duration of the Lock-Up Period that the stock certificates representing the Shares shall bear the legend set forth below:

“The Shares of Common Stock represented by this certificate have not been registered under the United States Securities Act of 1933, as amended (the “Act”), or any other securities laws, and have been issued in reliance upon the exemption from registration under the Act contained in Regulation S under the Act. No offer, sale, transfer, pledge or other disposition (collectively, a “Disposal”) of the Shares of Common Stock represented by this certificate may be made: (a) in the United States or to, or for the account or benefit of, any “U.S. person” (as defined in Regulation S) unless (i) registered under the Act and any applicable state securities or blue sky laws or (ii) exemptions from the registration requirements of such laws are available and Medarex, Inc. (the “Company”) receives a written opinion of United States legal counsel in form and substance satisfactory to it to the effect that such Disposal is exempt from such registration requirements; and (b) outside of the United States or to, or for the account or benefit of a person who is not a “U.S. person” (as defined in Regulation S) unless (i) the beneficial owner of such Shares and the proposed transferee submit certain certifications to the Company and (ii) the Company receives a written opinion of United States legal counsel in form and substance satisfactory to it to the effect that such Disposal is exempt from the registration requirements of the Act.”

4.6	Removal of Legend.

The legend relating to the Securities Act, endorsed on the certificates evidencing the Shares shall be removed and the Company shall issue a certificate or instrument without such legend to the holder of such security once the security has been registered under the Securities Act, or if such holder provides the Company with an opinion of counsel (which is reasonably acceptable to the Company) of such holder to the effect that such legend is no longer required under the Securities Act or such holder has complied with the conditions for a permissible sale or transfer under Rule 144.

4.7	Brokers or Finders.

The Purchaser has not retained any investment banker, broker or finder in connection with the purchase of the Shares who or which has acted on behalf, or under the authority of, the Purchaser or any of its stockholders, who or which will be entitled to any fee or commission directly or indirectly from the Purchaser or any of its stockholders, in connection with any of the transactions contemplated hereby. The Purchaser will indemnify and hold the Company harmless against any liability, settlement or expense arising out of, or in connection with, any claim from any investment banker, broker or finder in connection with this Agreement.

4.8	Organization; Good Standing; Qualification and Power.

The Purchaser is duly organized, validly existing and in good standing under the Laws of Ireland, with all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the purchase of the Shares and the transactions contemplated hereby.

4.9	Authorization.

The Purchaser has the full legal right, power and authority to execute and deliver this Agreement and any and all instruments necessary or appropriate in order to effectuate fully the terms and conditions of this Agreement and all related transactions and to perform its obligations under this Agreement. This Agreement has been duly authorized by all necessary action on the part of the Purchaser, and has been duly executed and delivered by the Purchaser and constitutes the valid and legally binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms and conditions, except as enforceability thereof may be limited by and applicable bankruptcy, reorganization, insolvency or other Laws affecting creditors’ rights generally or by general principles of equity.

4.10	No Consent or Approval Required.

No consent, approval or authorization of, or declaration to or filing with, any Person is required by the Purchaser for the valid authorization, execution and delivery by the Purchaser of this Agreement or for its consummation of the transactions contemplated thereby other than those consents, approvals, authorizations, declarations or filings which have been obtained or made, as the case may be.

4.11	Non-Contravention.

The execution, delivery and performance by the Purchaser of this Agreement, the consummation of the transactions contemplated hereby and compliance with the provisions hereof have not and will not, (a) violate any Law to which the Purchaser or any of its Assets is subject, (b) violate any provision of the Organizational Documents of the Purchaser, or (c) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under any contract to which the Purchaser is a party or by which any of the Assets of the Purchaser is bound.

4.12	No Restrictions.

No judgment, injunction, Order or decree restricts, prevents or prohibits the consummation of the Closing.

ARTICLE V

ADDITIONAL AGREEMENTS

5.1	Affirmative and Negative Covenants of the Company and the Purchaser.

(a)

Lock-Up. Anything in Article IV hereof to the contrary notwithstanding, the Purchaser hereby agrees that for a period of twenty-four (24) months following the Effective Date (the “Lock-up Period”), neither the Purchaser nor any of its subsidiaries or Affiliates will (i) issue, offer, pledge, sell, contract to sell, or issue, offer, sell or contract to sell any option, right or warrant to purchase or acquire or otherwise transfer or dispose of, directly or indirectly, any Common Stock, including the Shares, or any other securities of the Company whether now owned or hereafter acquired by the Purchaser (collectively, the “Securities”) (or any receipt, certificate or other right, title or interest in respect of or representing Securities or an interest therein), or any security, instrument or other right or interest convertible into or exercisable or exchangeable for or which confers a right or entitlement to purchase or acquire Securities (or any receipt, certificate or other right, title or interest in respect of or representing Securities or an interest therein), or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of any Securities (or any receipt, certificate or other right, title or interest in respect of or representing Securities or an interest therein) or any security, instrument or other right convertible into or exercisable or exchangeable for or which confers a right or entitlement to purchase or acquire Securities (or any receipt, certificate or other right, title or interest in respect of or representing Securities or an interest therein), whether any such transaction described in clause (i) above is to be settled by delivery of any Securities (or any receipt, certificate or other right, title or interest in respect of or representing any Securities or an interest therein) or such other securities, in cash or otherwise, without the prior written consent of the Company.

(b)	Application of Restrictions. It is expressly agreed that the restrictions set forth in Section 5.1(a) above shall apply to all Securities beneficially owned by the Purchaser and its subsidiaries and Affiliates. In addition, the foregoing restrictions are expressly agreed to preclude the Purchaser and its subsidiaries and Affiliates from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Securities, even if such Securities would be disposed of by someone other than the Purchaser and its subsidiaries and Affiliates. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Securities or with respect to any security that includes, relates to, or derives any significant part of its value from such Securities. Notwithstanding the foregoing, the restrictions set forth in Section 5.1(a) above shall not apply to a transfer of the Securities to a wholly owned subsidiary of the Purchaser (the “Permitted Transferee”), provided that any such Permitted Transferee agrees in writing to be subject to such restrictions, and provided, further, that should any such Permitted Transferee, at any time, cease to be a wholly owned subsidiary of the Purchaser, the Purchaser shall be obligated to require such Permitted Transferee to transfer the Securities back to the Purchaser.

5.2	Specific Performance.

Each of the Purchaser and the Company acknowledges that the other party would not have an adequate remedy at law for damages if any of the covenants or agreements of the other party in this Agreement were not performed in accordance with its terms and therefore agrees that the other party shall be entitled to specific enforcement of such covenants or agreements and to injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity.

ARTICLE VI

MISCELLANEOUS

6.1	Expenses and Taxes.

Each of the parties will be responsible for its own costs and expenses incurred in connection with this transaction (including but not limited to accountants’ fees, attorneys’ fees and other expenses).

6.2	No Third Party Beneficiaries.

Except as expressly provided herein, this Agreement shall not confer any rights or remedies upon any Person other than the parties hereto and their respective successors and permitted assigns.

6.3	Entire Agreement.

This Agreement constitutes the entire agreement among the parties hereto relating to the subject matter hereof and supersedes any prior understandings, agreements or representations by or among such parties, written or oral, that may have related in any way to the subject matter of this Agreement.

6.4	Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written consent of the other party, except that a party may assign this Agreement to a third party in connection with (i) a merger, consolidation or similar transaction with such third party, or (ii) the sale of all or substantially all of such party’s assets to such third party.

6.5	Counterparts.

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

6.6	Notices.

All notices, requests, demands, claims, and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, telecopied, sent by internationally recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

If to the Company, to:

Medarex, Inc. 707 State Road Princeton, New Jersey 08540
Telephone:	609-430-2880
Facsimile:	609-430-2850
Attention:	President

with copies to:

Medarex, Inc. 707 State Road Princeton, New Jersey 08540
Telephone:	609-430-2880
Facsimile:	609-430-4215
Attention:	Senior Vice President and General Counsel

Dwight A. Kinsey, Esq. Satterlee Stephens Burke & Burke LLP 230 Park Avenue New York, New York 10169
Telephone:	212-818-9200
Facsimile:	212-818-9606

If to the Purchaser, to:

Legal Director Pfizer Overseas Pharmaceuticals 2900 Cork Airport Business Park Airport Road Cork, Ireland

with copies to:

Pfizer Inc 235 East 42nd Street New York, New York 10017 Attn: General Counsel

Pfizer Global Research and Development General Counsel 50 Pequot Avenue New London, CT 06320

All such notices and other communications shall be deemed to have been given and received (i) in the case of personal delivery, on the date of such delivery, (ii) in the case of delivery by telecopy, on the date of such delivery, (iii) in the case of delivery by internationally recognized overnight courier, on the second Business Day following the date when sent and (iv) in the case of mailing, on the fifth Business Day following such mailing.

6.7	Governing Law; Jurisdiction.

This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey without regard to conflicts of law provisions. Each of the Company and the Purchaser (i) hereby irrevocably submits to the jurisdiction of the United States District Court sitting in the District of New Jersey for the purposes of any suit, action or proceeding arising out of or relating to this Agreement and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Company and the Purchaser consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 6.7 shall affect or limit any right to serve process in any other manner permitted by law.

6.8	Amendments and Waivers.

No amendment or waiver of any provision of this Agreement shall be valid unless the same shall have been approved by the Company and the Purchaser. No waiver by any party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

6.9	Certain Definitions.

“Assets” means, with respect to any Person, all of the assets, rights, interests and other properties, real, personal and mixed, tangible and intangible, owned by such Person.

“Board” means the Board of Directors of the Company.

“Business Day” means any day other than (a) Saturday or Sunday, or (b) any other day on which banks in the State of New Jersey and/or the State of Delaware are permitted or required to be closed.

“Closing” has the meaning set forth in Section 1.2 of this Agreement.

“Company” has the meaning set forth in the preamble to this Agreement.

“Effective Date” has the meaning set forth in the preamble to this Agreement.

“Financial Statements” has the meaning set forth in Section 3.11 of this Agreement.

“GAAP” means generally accepted accounting principles.

“Governmental Entity” means any nation, state, province, county, city, town, village, district, or other jurisdiction of any nature; federal, state, provincial, local, municipal, foreign, or other government; governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal); multi-national organization or body; or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature.

“Law” means as to any Person, any constitution, law, statute, treaty, rule, ordinance, Permit, certificate, directive, requirement, regulation or Order, in effect as of the date hereof, of any Governmental Entity.

“Liability” means any liability or obligation, whether known or unknown, asserted or unasserted, absolute or contingent, accrued or unaccrued, liquidated or unliquidated and whether due or to become due, regardless of when asserted.

“Lien” means any security interest, pledge, lien, bailment (in the nature of a pledge or for purposes of security), mortgage, deed of trust, the grant of a power to confess judgment,

conditional sale or title retention agreement (including any lease in the nature thereof), charge, encumbrance, easement, reservation, restriction, cloud, right of first refusal or first offer, option, commitment or other similar arrangement or interest in real or personal property, whether oral or written.

“Material Adverse Effect” means, with respect to the Company, a material adverse effect on the business, operations, Assets, condition (financial or otherwise), operating results, Liabilities or prospects of the Company and its subsidiaries, if any, taken as a whole.

“Orders” means judgments, writs, decrees, injunctions, orders, compliance agreements or settlement agreements of or with any Governmental Entity or arbitrator.

“Organizational Documents” means the documents by which any Person (other than an individual) establishes its legal existence or which govern its internal affairs.

“Permits” means all permits, licenses, authorizations, registrations, franchises, approvals, consents, certificates, variances and similar rights obtained, or required to be obtained, from Governmental Entities.

“Person” means and includes an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a Governmental Entity (or any department, agency, or political subdivision thereof).

“Proceeding” means any action, suit, proceeding, complaint, charge, hearing, inquiry or investigation before or by a Governmental Entity or an arbitrator.

“Purchaser” has the meaning set forth in the preamble to this Agreement.

“Shares” has the meaning set forth in the recitals to this Agreement.

6.10	Severability.

It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

* * * * *

IN WITNESS WHEREOF, the parties have executed this Securities Purchase Agreement as of the date first above written.

MEDAREX, INC.

By:
Name:
Title:

PFIZER OVERSEAS PHARMACEUTICALS INC.

By:
Name:
Title:

EXHIBIT A

SCHEDULE OF EXCEPTIONS

On July 13, 2004, the Company entered into an amendment to a Collaboration and License Agreement with Gilead Sciences, Inc. (the successor in interest to NeXstar Pharmaceuticals, Inc.). Under the terms of the amendment, the Company agreed to pay Gilead a total of $8.5 million in eight equal installments of $1,062,500, payable at the Company’s election, in cash, registered shares of the Company’s common stock or a combination thereof. The first of these payments was made on August 2, 2004, through the issuance of 185,622 shares of the Company’s common stock. The seven remaining payments will be made on a quarterly basis, commencing on October 1, 2004 and ending on April 3, 2006.

On August 5, 2004, the Company completed the acquisition of Ability Biomedical Corporation. Under the terms of the share purchase agreement, upon the achievement of certain development milestones with respect to the Company’s anti-IP-10 antibody program, but no later than September 4, 2007, the Company may be required to pay the former shareholders of Ability Biomedical Corporation an additional amount of approximately $3.68 million in cash, registered shares of the Company’s common stock or a combination thereof, subject to fluctuations in currency exchange rates.